Exhibit 99.1

Cleco receives ratings assessment indications

PINEVILLE, La., Feb. 5, 2016 - Cleco Corporation (NYSE:CNL) today announced that Moody's Investors Service (Moody’s) and Standard & Poor’s Ratings Services (S&P Ratings) have provided ratings information pursuant to a ratings assessment service at Moody’s and a ratings evaluation service at S&P Ratings in advance of the anticipated close of the transaction with the North American investor group led by Macquarie Infrastructure and Real Assets and British Columbia Investment Management Corporation, with John Hancock Financial and other infrastructure investors (collectively known as the investor group).

Moody’s potential senior unsecured ratings for Cleco Power under the ratings assessment would be A3/Stable and Baa3/Stable for Cleco Corporation. S&P Ratings potential corporate credit ratings under the ratings evaluation would be BBB+/Stable for Cleco Power and BBB-/Stable for Cleco Corporation. Ratings of Baa3/BBB- or higher are considered investment grade.

The assessments reflect a number of factors, including the revised commitments made by the investor group and Cleco as a result of the Louisiana Public Service Commission’s regulatory process. Earlier assessment ratings information pointed to a probable downgrade below investment grade for Cleco Corporation by Moody’s.

“We are very pleased with the assessments from both Moody’s and S&P Ratings,” said Darren Olagues, president of Cleco Power. “We believe this transaction produces stable, conservative financial projections for both Cleco Corporation and Cleco Power. We are poised to begin a new chapter of our company’s history and continue to meet our customers’ power needs well into the future.”

The preliminary assessments are based on an anticipated transaction close by the end of the first quarter of this year. Further, the assessments were based on information provided to the ratings agencies by Cleco Corporation and the investor group, including an assumed regulatory outcome in line with the regulatory commitments submitted by the investor group to the Louisiana Public Service Commission on Dec. 29, 2015. The preliminary assessments also assume that Cleco Corporation would issue $1.35 billion of term financing as part of the transaction. Subsequent information or changes to the information previously provided, as well as changes in the ratings agencies’ criteria or other factors, could result in final conclusions that differ from the potential assessments.

Cleco notes that the above ratings information represents unmonitored, point-in-time assessments and not actual or indicative credit ratings. Further, credit ratings are not recommendations to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Forward-Looking Statements

Please note: Statements in this press release include “forward-looking statements” about future events, circumstances and results within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including, without limitation, statements containing the words “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and similar expressions, are statements that could be deemed forward-looking statements. These statements are based on the current expectations of Cleco’s management.

Although Cleco believes that the expectations reflected in such forward-looking statements are reasonable, such forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks and uncertainties that could cause the actual results and events in future periods to differ materially from Cleco’s expectations and those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. Risks, uncertainties and other factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; or could otherwise cause the failure of the merger to close; (ii) the failure to obtain Louisiana Public Service Commission approval required for the merger, or required Louisiana Public Service Commission approval delaying the merger or causing the parties to abandon the merger; (iii) the failure to obtain any financing necessary to complete the merger; (iv) risks related to disruption of management’s attention from Cleco’s ongoing business operations due to the merger; (v) the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted against Cleco and others relating to the merger agreement; (vi) the risk that the pendency of the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the pendency of the merger; (vii) the fact that actual or expected credit ratings of Cleco or any of its affiliates, or otherwise relating to the merger, may be different from what the parties expect; (viii) the effect of the announcement of the merger on Cleco’s relationships with its customers, operating results and business generally; (ix) the amount of the costs, fees, expenses and charges related to the merger; (x) the receipt of an unsolicited offer from another party to acquire assets or capital stock of Cleco that could interfere with the merger; (xi) future regulatory or legislative actions that could adversely affect Cleco; and (xii) other economic, business and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Cleco. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on any forward-looking statements.

Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in Cleco’s Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2014, which was filed with the Securities and Exchange Commission on Feb. 27, 2015, under the headings Part I, Item 1A, “Risk Factors,” Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in subsequently filed Forms 10-Q and 8-K. All subsequent written and oral forward-looking statements attributable to Cleco or persons acting on its behalf are expressly qualified in their entirety by the factors identified above. The forward-looking statements represent Cleco’s views as of the date on which such statements were made and Cleco undertakes no obligation to update any forward-looking statements, whether as a result of changes in actual results, change in assumptions, or other factors affecting such statements.

About Cleco Corporation and Cleco Power LLC

Cleco Corporation is a public utility holding company headquartered in Pineville, La. Cleco owns a regulated electric utility company, Cleco Power LLC, which is engaged principally in the generation, transmission, distribution, and sale of electricity, primarily in Louisiana. Cleco Power owns 10 generating units with a total nameplate capacity of 3,333 megawatts. Cleco Power serves approximately 286,000 customers in Louisiana through its retail business, and it supplies wholesale power in Louisiana and Mississippi. Cleco Corporation announced on Oct. 20, 2014, that it entered into an agreement to be acquired by a North American investor group led by Macquarie Infrastructure and Real Assets and by British Columbia Investment Management Corporation. Louisiana Public Service Commission approval of the transaction is pending. For more information about Cleco, visit www.cleco.com.

Cleco Analyst/Investor Contact:
Tom Miller
tom.miller@cleco.com
(318) 484-7642

Cleco Media Contact:
Robbyn Cooper
robbyn.cooper@cleco.com
(318) 484-7136

Macquarie Contact:
Melissa McNamara
melissa.mcnamara@macquarie.com
(212) 231-1667